UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 4, 2012

Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices) (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The current report on Form 8-K/A amends the Current Report on Form 8-K filed by SigmaTron International, Inc. (the “Company”) with the Commission on June 4, 2012 (the “Original 8-K”) to provide information required by Item 9.01 Financial Statements and Exhibits, of Form 8-K. The information disclosed in the Original 8-K is incorporated herein by reference. As previously reported on the Original 8-K, on May 31, 2012, the Company completed the acquisition of the Acquired Assets (as defined in the Original 8-K) of Spitfire Control, Inc. (“Spitfire”)

The material terms and conditions of the Purchase Agreement (as defined in the Original 8-K) entered into by the Company and Spitfire in connection with this transaction are disclosed in the Original 8-K.

The sole purpose of this amendment is to provide the audited, historical financial statements of Spitfire required by Item 9.01 of Form 8-K and the unaudited pro forma financial information required by Item 9.01, which financial statements were not included in the Original 8-K.

Item 9.01	FINANCIALS STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following audited and unaudited financial statements of Spitfire are included as Exhibit 99.1 and 99.2 to this current report on Form 8-K/A:

Report of the Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2011 and 2010

Consolidated Statements of Operations for the years ended December 31, 2011 and 2010

Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2011 and 2010

Consolidated Statements of Cash Flows for the years ended December 31, 2011 and 2010

Notes to Consolidated Financial Statements December 31, 2011 and 2010

Unaudited Consolidated Balance Sheets as of March 31, 2012 and 2011

Unaudited Consolidated Statements of Operations for the three-months ended March 31, 2012 and 2011

Notes to Unaudited Financial Statements March 31, 2012 and 2011

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements, including a balance sheet as of January 31, 2012 and statements of operations for the nine-month period ended January 31, 2012 and the year ended April 30, 2011, are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(d)	Exhibits

Exhibit Number	Description

Exhibit 2.1	* Purchase Agreement between SigmaTron International, Inc., and its nominees, and Spitfire Control, Inc. (“Spitfire”), dated as of May 31, 2012, is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 4, 2012

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Financial Statements of Spitfire

Exhibit 99.2	Unaudited Financial Statements of Spitfire

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: August 13, 2012	By:	/s/ Gary R. Fairhead
	Name:	Gary R. Fairhead
	Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

Exhibit 2.1	* Purchase Agreement between SigmaTron International, Inc., and its nominees, and Spitfire Control, Inc. (“Spitfire”), dated as of May 31, 2012, is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 4, 2012

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Financial Statements of Spitfire

Exhibit 99.2	Unaudited Financial Statements of Spitfire.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously Filed

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